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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1998, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of February, 1999.



                                                     /s/Les S. Biller
                                                     ------------------------
                                                     Les S. Biller

                                                     /s/Ruth S. Block
                                                     ------------------------
                                                     Ruth S. Block

                                                     /s/James J. Howard
                                                     ------------------------
                                                     James J. Howard

                                                     /s/Joel W. Johnson
                                                     ------------------------
                                                     Joel W. Johnson

                                                     /s/Jerry W. Levin
                                                     ------------------------
                                                     Jerry W. Levin

                                                     /s/Reuben F. Richards
                                                     ------------------------
                                                     Reuben F. Richards

                                                     /s/Richard L. Schall
                                                     ------------------------
                                                     Richard L. Schall

                                                     /s/Roland Schulz
                                                     ------------------------
                                                     Roland Schulz

                                                     /s/Hugo Uyterhoeven
                                                     ------------------------
                                                     Hugo Uyterhoeven

                                                     /s/Albrecht Woeste
                                                     ------------------------
                                                     Albrecht Woeste